EXHIBIT 10.50

STATE AUTO FINANCIAL CORPORATION
2017 LONG-TERM INCENTIVE PLAN

PAU AWARD AGREEMENT

State Auto Financial Corporation, an Ohio corporation (the “Company”), hereby grants to the undersigned employee of the Company (the “Participant”) the following PAU Award (the “PAU’s”) pursuant to the terms and conditions of the State Auto Financial Corporation 2017 Long-Term Incentive Plan (the “Plan”), and this PAU Award Agreement (this “Award Agreement”).

1. Name of Participant:	[ • ]
2. Grant Date:	[ • ] , 20[ • ] (the “Grant Date”)
3. Performance Period:	Three-year period commencing on January 1, 20[ • ]and ending on December 31, 20[ • ](the “Performance Period”)
4. PAU’s Granted:	[ • ]
5. Vesting:
Except as otherwise provided in this Award Agreement, the PAU’s will vest as of the last day of the Performance Period only if and to the extent that (a) the Participant is employed by the Company or an Affiliate on the last day of the Performance Period; and (b) the Compensation Committee determines that the Performance Goals set forth in Section 6 of this Award Agreement (the “Performance Goals”) have been satisfied.

6. Performance Goals:
The Performance Goals applicable to the PAU’s granted to the Participant pursuant to this Award Agreement shall be (a) compound annual premium growth, and (b) combined ratio, during the Performance Period, as determined by the multiple (the “Performance Multiple”) under the matrix attached to this Award Agreement as Exhibit A (the “Performance Matrix”).
At the end of the Performance Period, if the Performance Matrix does not yield a Performance Multiple, the PAU’s awarded under this Award Agreement shall be forfeited and no longer considered outstanding or to be held by the Participant as of the close of business on the date on which the Compensation Committee certifies that the Performance Matrix does not yield a Performance Multiple. If the Performance Matrix yields a Performance Multiple, the PAU’s awarded under this Award Agreement shall remain outstanding and held by the Participant.

7. Determination of Award Value:
Except as otherwise provided in this Award Agreement, if the PAU’s awarded under this Award Agreement remain outstanding as of the last day of the Performance Period under the provisions of Section 6 of this Award Agreement, the value of such PAU’s (the “Award Value”) will be determined as of the last day of the Performance Period pursuant to the following formula:
a × ( b × $1), where
a = The number of PAU’s granted under this Award Agreement; and
b = The Performance Multiple determined by the Compensation Committee pursuant to the provisions of Section 6 of this Award Agreement.

8. Settlement:
Except as otherwise provided in this Award Agreement, at the time that the Award Value is determined pursuant to Section 7 or any other section of this Award Agreement, the Participant (or, in the event of the Participant’s death, the Participant’s beneficiary) will receive a cash payment equal to the Award Value. PAU’s settled under this Award Agreement are intended to be exempt from Section 409A under the exemption for short term deferrals. Accordingly, PAU’s will be settled in cash no later than the 15th day of the third month following the end of the fiscal year of the Company (or if later the calendar year) in which the PAU’s vest.

9. Death or Disability:
If the Participant’s employment with the Company or any Affiliate terminates by reason of the Participant’s death or Disability before the end of the Performance Period, then, notwithstanding any provision contained in this Award Agreement, the PAU’s granted under this Award Agreement shall become vested as of the date of the Participant’s death or Disability. The Award Value of such PAU’s will be determined as of the date of the Participant’s death or Disability pursuant to the following formula:
[a × (b × $1)] × c/d, where
a = The number of PAU’s granted under this Award Agreement;
b = A Performance Multiple equal to 1.0;
c = The number of days that the Participant was employed during the Performance Period; and
d = The total number of days in the Performance Period.
Upon the determination of the Award Value pursuant to this Section 9 of this Award Agreement, such PAU’s will be settled in the manner described in Section 8 of this Award Agreement; provided, that, the PAU’s will be settled in cash no later than the 15th day of the third month following the end of the calendar year in which the Participant’s death or Disability occurs.

10. Retirement or Reduction in Force:
If the Participant’s employment with the Company or any Affiliate is terminated by reason of the Participant’s Retirement before the end of the Performance Period or is terminated before the end of the Performance Period through a reduction in force (as determined in the sole discretion of the Compensation Committee), then, notwithstanding any provision contained in this Award Agreement, the PAU’s granted under this Award Agreement shall become vested in accordance with the provisions of Sections 5 and 6 of this Award Agreement; provided, that, for this purpose, the Participant will be deemed to have been employed by the Company or an Affiliate on the last day of the Performance Period. The Award Value of such PAU’s, if any, will be determined in accordance with the provisions of Section 7 of this Award Agreement; provided, that, for purposes of this Section 10 of this Award Agreement, the Award Value determined pursuant to the provisions of Section 7 of this Award Agreement shall be multiplied by a fraction, the numerator of which is the number of days that the Participant was employed during the Performance Period, and the denominator of which is the total number of days in the Performance Period. Upon the determination of the Award Value of the PAU’s pursuant to this Section 10 of this Award Agreement, such PAU’s will be settled at the time and in the manner described in Section 8 of this Award Agreement.

11. Termination of Employment for any Reason other than Retirement, Death, Disability or Reduction in Force:
If the Participant’s employment with the Company or any Affiliate terminates for any reason other than the Participant’s Retirement, death, Disability or a reduction in force before the last day of the Performance Period, then all PAU’s granted under this Award Agreement will be forfeited as of the date of the Participant’s termination of employment.

12. Effect of Plan:
The PAU’s are subject in all cases to the terms and conditions set forth in the Plan, which are incorporated into and made a part of this Award Agreement. In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern. All capitalized terms that are used in this Award Agreement but are not defined in this Award Agreement shall have the meanings ascribed to such terms in the Plan.

13. Acknowledgment:	By receipt of this Award, the Participant acknowledges and agrees that the PAU’s are subject to all of the terms and conditions of the Plan and this Award Agreement.
14. Forfeiture:
Notwithstanding any other provision of this Award Agreement, the PAU’s granted hereunder shall be subject to (a) the Forfeiture for Cause provisions contained in Section 4.7 of the Plan; and (b) any clawback or similar policy that may be implemented by the Company which is applicable to the PAU’s.

15. Effect on Other Agreements:
The parties acknowledge and agree that the provisions of this Award Agreement shall supersede any and all other agreements and rights that the Participant has under any agreements or arrangements between the Participant and the Company, whether in writing or otherwise, with respect to the matters set forth herein.

EXHIBIT A

Long-Term Incentive Plan (LTIP) Matrix

Premium Growth	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
	__%	0	0	0	0	0	0	0	0	0	0	0	0	0
		__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%
	Combined Ratio